UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 17, 2020 (January 17, 2020)

Global Medical REIT Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-37815	46-4757266
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Bethesda Metro Center, Suite 440

Bethesda, MD

20814

(Address of Principal Executive Offices)
(Zip Code)

(202) 524-6851

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol:	Name of each exchange on which registered:
Common Stock, par value $0.001 per share	GMRE	NYSE
Series A Preferred Stock, par value $0.001 per share	GMRE PrA	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02	Unregistered Sales of Equity Securities

On January 17, 2020, Global Medical REIT Inc. (the “Company”) issued 260,000 shares of its common stock to the Rao V. Movva Estate Trust Dated September 12, 1996 (the “Rao Movva Trust”) in connection with the Rao Movva Trust’s redemption of 260,000 common limited partnership units (“OP Units”) issued to it by Global Medical REIT L.P. (the “Operating Partnership”) on November 10, 2017 in connection with the Rao Movva Trust’s contribution of certain assets to the Operating Partnership. Pursuant to the terms of the Operating Partnership’s partnership agreement, OP Units may be redeemed by the holder after a one-year holding period for either cash or shares of common stock of the Company, such form of redemption consideration to be determined at the sole discretion of the Company. These shares were issued in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933 and Regulation D thereunder for transactions not involving any public offering.

On January 17, 2020, the Company issued 65,000 shares of its common stock to the Vedavathi Movva Estate Trust Dated September 16, 1996 (the “Vedavathi Movva Trust”) in connection with the Vedavathi Movva Trust’s redemption of 65,000 OP Units issued to it by the Operating Partnership on November 10, 2017 in connection with the Vedavathi Movva Trust’s contribution of certain assets to the Operating Partnership. Pursuant to the terms of the Operating Partnership’s partnership agreement, OP Units may be redeemed by the holder after a one-year holding period for either cash or shares of common stock of the Company, such form of redemption consideration to be determined at the sole discretion of the Company. These shares were issued in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933 and Regulation D thereunder for transactions not involving any public offering.

On January 17, 2020, the Company issued 125,000 shares of its common stock to the Minnite Family LLC (the “Minnite LLC”) in connection with the Minnite LLC’s redemption of 125,000 OP Units issued to it by the Operating Partnership on April 19, 2018 in connection with the Minnite LLC’s contribution of certain assets to the Operating Partnership. Pursuant to the terms of the Operating Partnership’s partnership agreement, OP Units may be redeemed by the holder after a one-year holding period for either cash or shares of common stock of the Company, such form of redemption consideration to be determined at the sole discretion of the Company. The shares were issued in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933 and Regulation D thereunder for transactions not involving any public offering.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Medical REIT Inc.

	By:	/s/ Jamie A. Barber
Jamie A. Barber
Secretary and General Counsel

Date: January 17, 2020